Filed pursuant to Rule 497(e)                                                          Registration Statement Nos. 33-29180 and 811-05823

Supplement dated May 11, 2012, to the Prospectus dated November 30, 2011, regarding the

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS R SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX) AND CLASS A SHARES (DOMAX)

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES (DSBFX) AND INSTITUTIONAL SHARES (DSBIX)

(each a “Fund” and collectively the “Funds”)

Under “Principal Investment Strategies” on pages 3, 8, and 13 of the Prospectus, the following is added:

The Fund and the Investment Adviser have received an exemptive order from the SEC to permit them to change a Fund’s subadviser without further shareholder approval, subject to the approval of the Fund’s Board of Trustees. See “Investment Adviser”.

After the “Investment Adviser” section on page 35 of the Prospectus, the following is added:

The Funds employ a “manager of managers” structure under which the Adviser has responsibility to oversee the investment subadvisers and to recommend their hiring, termination, and replacement, subject to the oversight of the Board of Trustees of the Fund (the “Board”). The Funds rely on an exemptive order from the SEC to permit the Adviser, upon approval of the Board, to change subadvisers without obtaining further shareholder approval. Within 90 days of hiring any new subadviser, affected shareholders will be furnished with the information that would be included in a proxy statement regarding a new subadviser. The Adviser will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval.

The paragraph following the heading “Investment Subadvisers” on page 35 of the Prospectus is replaced with the following:

The Funds may use one or more Subadvisers who are responsible for the day-to-day management of the Fund’s investments, subject to the oversight of the Adviser. The Subadvisers are paid out of the fees paid to the Adviser.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.